[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) MANAGED
                         SECTORS FUND

                         ANNUAL REPORT o AUGUST 31, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 30)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 27
MFS' Year 2000 Readiness Disclosure........................................ 29
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura]
     Toni Y. Shimura

For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of 54.92%, Class B shares 53.89%, and Class I shares 55.45%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 39.83% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, to a 44.39% return for the Lipper Capital Appreciation Fund Index (the Lipper Index), an unmanaged net asset value-weighted measure of the largest qualifying mutual funds with capital appreciation as their investment objective, and to a 45.44% return for the average capital appreciation fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. HOW DOES THE FUND'S PERFORMANCE REFLECT ITS OBJECTIVE?

A. MFS(R) Managed Sectors Fund is a nondiversified, aggressive growth equity fund. We manage the Fund with the goal of investing in the most attractive companies in the most attractive industries. We search for companies that can generate the strongest relative earnings growth in the most dynamic markets -- the types of companies whose products and services make a significant difference in a company's business or in people's lives. Over the past 12 months, the stock market has been very volatile and marked by rapid changes in performance leadership. Consequently, our holdings and the sectors they represent have been fluid, with our ability to move both within and among sectors contributing to the Fund's excellent performance.

Q. WHAT TYPES OF STOCKS HAVE PRESENTED THE GREATEST CHALLENGES?

A. Technology company stocks have been dynamic and rewarding. We reduced our holdings in this area early in 1999 because we were concerned that the Y2K computer problem would seriously affect sales of software and hardware. We also believed that these stocks' high valuations could be vulnerable to rising interest rates. In the spring, when we saw signs that corporations were continuing to spend on their Internet and other networking capabilities, we began rebuilding our software, hardware, and semiconductor positions. Some of these companies include Oracle, BMC Software, and Texas Instruments which are benefiting from accelerating demand for their proprietary products.

Q. WHAT OTHER SECTORS HAVE CHANGED SIGNIFICANTLY?

A. We made a number of changes within the telecommunications industry, a subsector of the leisure sector. Earlier we had owned emerging telecommunications services providers which were attractive because they had gained market share from the old-line, incumbent telephone companies. Although these performed well, with strong cash flow growth, we began to see some of these newer, smaller companies acquiring the older, larger phone companies, a strategy we believed would dilute earnings. For example, Qwest Communications was among our top telecommunications holdings near the end of the winter, but we reduced our position on news of its pending acquisition of U S West, a traditional local and long-distance provider. Subsequently, the earnings growth rate in the newly combined company fell significantly. Moreover, it became clear that phone service providers were involved in escalating rate wars, and this intense competition was bound to affect their stocks' fundamentals.

Q. IS THE FUND TAKING ADVANTAGE OF THE WIRELESS BOOM?

A. Definitely. We identified the wireless market as one of the most exciting growth markets in telecommunications. Cellular phones are offering an expanded array of services, including access to the Internet and corporate networks. These are the kinds of new offerings that we believe should boost cellular penetration and usage over the next three or four years. We invested in such companies as QUALCOMM, Nextel Communications, Omnipoint, VoiceStream, and Nokia. Companies that can develop new technologies to address new market demands will often show accelerating earnings growth, and this helps stock prices.

Q. ARE FINANCIAL SERVICES APPEALING CURRENTLY?

A. No. Few of these companies offer the fundamentals we seek, and our financial services holdings now comprise 4.2% of portfolio assets. One of the negative factors affecting them was the rise in interest rates. We were able to sell many at the right time to capture profits. We had a significant position in Donaldson, Lufkin & Jenrette (DLJ), which planned to spin out its brokerage business, DLJ Direct. We sold most of this stock well before investors lost interest in DLJ, the parent company, and before its price fell. Charles Schwab, even though it is the largest and best-known online brokerage company, had a valuation we felt couldn't be sustained, so we sold that position also.

Q. WHAT TYPES OF HEALTH CARE STOCKS DOES THE FUND OWN?

A. Previously we held pharmaceutical and a number of medical device stocks, but their fundamentals have deteriorated. Less robust product pipelines and potentially negative changes in reimbursement rates were detracting from their long-term opportunities. As a result, we searched for emerging pharmaceutical and biotechnology companies with brighter prospects. We found, for example, MedImmune, which has a very successful drug for lung-impaired infants and a worldwide market of about $2.5 billion. We think the company can grow 40% to 50% for several years, which should help the stock perform well.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the U.S. market is likely to experience a period of volatility as it digests the prospects of higher interest rates and a weaker dollar. Our objective is to use MFS Original Research(R) to find stocks that can show positive earnings surprises. We believe those companies will continue to deliver solid value to our shareholders.

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE GLOBAL GROWTH SERIES AND THE EMERGING GROWTH SERIES, BOTH OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

MS. SHIMURA JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS TO PROVIDE CAPITAL APPRECIATION. DIVIDEND INCOME,
                         IF ANY, IS INCIDENTAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 20, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS I  JANUARY 2, 1997

SIZE:                    $456.7 MILLION NET ASSETS AS OF AUGUST 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 1999)

        MFS MANAGED       LIPPER CAPITAL         S&P 500
       SECTORS FUND        APPRECIATION         COMPOSITE
         - CLASS B          FUND INDEX            INDEX
---------------------------------------------------------
8/89     $10,000             $10,000             $10,000
8/91      11,520              11,602              12,058
8/93      14,856              15,047              14,993
8/95      18,953              19,222              19,204
8/97      27,951              26,911              32,069
8/99      35,050              37,143              48,470


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH AUGUST 31, 1999

CLASS A
                                      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return              +54.92%    +82.73%   +139.48%    +262.92%
--------------------------------------------------------------------------------
Average Annual Total Return          +54.92%    +22.26%   + 19.08%    + 13.76%
--------------------------------------------------------------------------------
SEC Results                          +46.01%    +19.87%   + 17.68%    + 13.09%
--------------------------------------------------------------------------------

CLASS B
                                      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return              +53.89%    +79.25%   +131.52%    +250.50%
--------------------------------------------------------------------------------
Average Annual Total Return          +53.89%    +21.48%   + 18.28%    + 13.36%
--------------------------------------------------------------------------------
SEC Results                          +49.89%    +20.79%   + 18.08%    + 13.36%
--------------------------------------------------------------------------------

CLASS I
                                      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return              +55.45%    +84.21%   +137.92%    +260.19%
--------------------------------------------------------------------------------
Average Annual Total Return          +55.45%    +22.58%   + 18.93%    + 13.67%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                          1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
Average capital appreciation fund**      +45.44%  +17.19% + 16.74%  + 11.98%
--------------------------------------------------------------------------------
Lipper Capital Appreciation Fund Index** +44.39%  +19.92% + 18.79%  + 14.02%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+   +39.83%  +28.58% + 25.11%  + 17.10%
--------------------------------------------------------------------------------
**Source: Lipper Analytical Services, Inc.
 +Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

LEISURE                            31.8%
TECHNOLOGY                         28.7%
HEALTH CARE                        12.1%
OTHER                               8.2%
ENERGY & FINANCIAL INSTITUTIONS     4.2%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  8.2%             TEXAS INSTRUMENTS, INC.  2.6%
Security systems, packaging, and          Semiconductor equipment manufacturer
electronic equipment conglomerate
                                          MOTOROLA, INC.  2.0%
QUALCOMM, INC.  4.6%                      Communications products
Communications technologies and
products company                          SPRINT CORP. (PCS GROUP)  2.0%
                                          Long-distance telephone company
CISCO SYSTEMS, INC.  4.4%
Computer network development and          GLOBAL TELESYSTEMS GROUP, INC.  1.7%
equipment company                         U.S. operator of telecommunications
                                          systems in Europe
MICROSOFT CORP.  4.3%
Computer software and systems company     TELLABS, INC.  1.7%
                                          Access and transport services for
INTEL CORP.  3.1%                         voice, data, and network
Semiconductor manufacturer                communications

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 89.2%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
  Energy - 4.2%
  AES Corp.*                                                6,800  $    412,675
  Apache Corp.                                             16,300       741,650
  Baker Hughes, Inc.                                       45,700     1,553,800
  Calpine Corp.*                                           45,200     4,096,250
  Diamond Offshore Drilling, Inc.                          38,000     1,453,500
  Dynegy, Inc.                                              9,500       223,250
  ENSCO International, Inc.                                 6,800       144,925
  Global Marine, Inc.*                                     13,900       246,725
  Halliburton Co.                                          85,000     3,941,875
  Nabors Industries, Inc.*                                 18,100       488,700
  Noble Drilling Corp.*                                    86,000     2,117,750
  Schlumberger Ltd.                                        28,800     1,922,400
  Transocean Offshore, Inc.                                28,200       958,800
  Vastar Resources, Inc.                                    7,000       466,375
  Williams Cos., Inc.                                      11,700       482,625
                                                                   ------------
                                                                   $ 19,251,300
-------------------------------------------------------------------------------
  Financial Institutions - 4.2%
  Aegon N.V. (Netherlands)                                 19,100  $  1,658,119
  American Express Co.                                     46,900     6,448,750
  Chase Manhattan Corp.                                    53,300     4,460,544
  Citigroup, Inc.                                          92,200     4,097,137
  H & R Block, Inc.                                        39,700     2,208,312
  Morgan Stanley Dean Witter & Co.                          4,700       403,319
                                                                   ------------
                                                                   $ 19,276,181
-------------------------------------------------------------------------------
  Leisure - 31.8%
  Alcatel Alsthom Compagnie, ADR (France)                  37,700  $  1,166,344
  ANTEC Corp.*                                             14,500       660,656
  AT&T Corp.*                                             139,300     4,457,600
  Carrier Access Corp.*                                    32,000     1,552,000
  CBS Corp.*                                               71,900     3,379,300
  China.com Corp., "A" (Hong Kong)*                           100         4,388
  CIENA Corp.*                                            117,400     4,123,675
  Cisco Systems, Inc.*                                    265,700    18,017,781
  Clear Channel Communications, Inc.*                      50,313     3,525,055
  Comcast Corp., "A"                                       89,200     2,910,150
  CommScope, Inc.*                                         45,200     1,556,575
  Corning, Inc.                                            13,900       924,350
  Cox Communications, Inc.*                                 3,200       119,000
  Critical Path, Inc.*                                        100         3,350
  E-Tek Dynamics, Inc.*                                    17,400       986,362
  Gemstar International Group Ltd.*                         2,500       172,500
  General Instrument Corp.*                                35,100     1,726,481
  Global TeleSystems Group, Inc.*                         211,500     6,834,094
  Hoover's, Inc.*                                             400         4,325
  Infinity Broadcasting Corp.*                              8,600       232,738
  Insight Communications Co., Inc.*                         5,300       144,425
  International Telecommunication Data Systems, Inc.*       3,400        26,775
  JDS Uniphase Corp.*                                      58,600     6,215,262
  Koninklijke Philips Electronics N.V., ADR
    (Netherlands)*                                         29,952     3,079,440
  Lucent Technologies, Inc.                                60,500     3,875,781
  MCI WorldCom, Inc.*                                       5,300       401,475
  MediaOne Group, Inc.*                                    24,000     1,578,000
  Motorola, Inc.                                           87,100     8,034,975
  Network Appliance, Inc.*                                 10,800       709,425
  Nextel Communications, Inc.*                            111,800     6,463,437
  Nokia Corp., ADR (Finland)                               58,298     4,860,596
  Nortel Networks Corp.                                   106,900     4,389,581
  NTL, Inc.*                                               14,500     1,423,719
  NTT Mobile Communications Network, Inc. (Japan)             136     2,263,868
  NTT Mobile Communications Network, Inc. (Japan)*            144     2,383,866
  Omnipoint Corp.*                                         40,800     1,652,400
  Ortel Corp.*                                              6,700       123,531
  Price Communications Corp.                               34,535       710,126
  QUALCOMM Inc.*                                           97,000    18,642,187
  Qwest Communications International, Inc.*                30,500       876,875
  RF Micro Devices, Inc.*                                  44,700     1,964,006
  Scientific-Atlanta, Inc.                                 13,500       691,875
  Sprint Corp.                                             10,000       443,750
  Sprint Corp. (PCS Group)*                               137,700     8,227,575
  STMicroelectronics N.V. (Netherlands)                     3,300       220,275
  Tanning Technology Corp.*                                 1,400        24,500
  Telefonica Publicidad e Informacion S.A. (Spain)*         6,500       149,210
  Tellabs, Inc.*                                          116,700     6,950,944
  Time Warner, Inc.                                        15,100       895,619
  Tribune Co.                                              18,000     1,679,625
  Vodafone Group PLC (United Kingdom)                       8,700     1,744,894
  VoiceStream Wireless Corp.*                              13,700       565,125
  Western Wireless Corp.*                                  36,800     1,423,700
                                                                   ------------
                                                                   $145,193,566
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 12.1%
  Affymetrix, Inc.*                                        20,800  $  1,781,000
  Amgen, Inc.*                                             51,000     4,242,562
  BioChem Pharma, Inc. (Canada)*                           71,000     1,840,453
  Biogen, Inc.*                                            54,500     4,182,875
  Boston Scientific Corp.*                                 30,800     1,045,275
  Bristol-Myers Squibb Co.                                 62,800     4,419,550
  Chiron Corp.*                                            90,500     2,907,312
  Coulter Pharmaceutical, Inc.*                            12,100       241,244
  Cyberonics, Inc.*                                        48,600       902,138
  Genetech, Inc.*                                          19,700     3,235,725
  Guidant Corp.                                            55,600     3,263,025
  Human Genome Sciences, Inc.*                             32,500     2,212,031
  Johnson & Johnson Co.                                    48,700     4,979,575
  MedImmune, Inc.*                                         50,500     5,210,969
  Millennium Pharmaceuticals, Inc.*                         7,300       430,244
  Optical Coating Laboratory, Inc.                          6,600       506,550
  PE Corp. (PE Biosystems Group)                           19,600     1,348,725
  Pfizer, Inc.                                             69,600     2,627,400
  QLT PhotoTherapeutics, Inc. (Canada)*                    26,300     2,153,312
  Schering-Plough Corp.                                    66,700     3,505,919
  Sepracor, Inc.*                                          21,000     1,572,375
  SmithKline-Beecham PLC, ADR (United Kingdom)             27,500     1,753,125
  Warner-Lambert Co.                                       13,500       894,375
                                                                   ------------
                                                                   $ 55,255,759
-------------------------------------------------------------------------------
  Technology - 28.7%
  Apple Computer *                                         61,100  $  3,986,775
  Adaptec, Inc.*                                           30,600     1,193,400
  Adobe Systems, Inc.                                      22,600     2,251,525
  Agile Software Corp.*                                       300        14,925
  Altera Corp.*                                           120,500     5,076,062
  Analog Devices, Inc.*                                    94,300     4,856,450
  Applied Materials, Inc.*                                 17,600     1,250,700
  ARM Holdings PLC, (United Kindgom)*                     202,800     2,877,656
  ARM Holdings PLC, ADR (United Kingdom)*                  53,600     2,257,900
  ASM Lithography Holding N.V. (Netherlands)*              14,200       896,375
  Atmel Corp.*                                             83,400     3,278,662
  BMC Software, Inc.*                                      43,700     2,351,606
  Compuware Corp.*                                         55,800     1,684,463
  Conexant Systems, Inc.*                                  41,400     2,975,625
  Cypress Semiconductor Corp.*                            100,400     2,321,750
  Documentum, Inc.*                                        14,000       211,750
  EMC Corp.*                                               14,700       882,000
  Equant N.V. (Netherlands)*                               22,100     1,946,181
  Etec Systems, Inc.*                                       2,000        88,000
  Forte Software, Inc.*                                    31,300       710,119
  Fujitsu Ltd. (Japan)                                     69,000     2,025,792
  Gadzoox Networks, Inc.*                                     600        54,225
  Harbinger Corp.*                                          2,200        26,400
  Hitachi Ltd (Japan)                                     410,000     4,166,187
  Intel Corp.                                             155,500    12,780,156
  Internet Commerce Corp.*                                 16,500       183,563
  Linear Technology Corp.                                  17,300     1,088,819
  LSI Logic Corp.*                                         95,100     5,396,925
  Mannesmann AG (Germany)                                  21,400     3,287,035
  Manugistics Group, Inc.*                                 61,900       773,750
  Micron Technology, Inc.*                                 57,300     4,272,431
  Microsoft Corp.*                                        190,800    17,660,925
  National Semiconductor Corp.*                            16,300       459,456
  NetIQ Corp.*                                                675        20,250
  New Era of Networks, Inc.*                               40,100       671,675
  Oracle Corp.*                                           183,200     6,686,800
  Paradyne Networks, Inc.*                                  1,000        44,063
  PMC-Sierra, Inc.*                                         3,500       325,500
  Polaroid Corp.                                           24,600       667,275
  Sanmina Corp.*                                              500        37,500
  Sawtek, Inc.*                                            43,100     1,424,994
  SDL, Inc.*                                               14,300     1,170,813
  Sony Corp., ADR (Japan)                                  17,000     2,164,312
  Sun Microsystems, Inc.*                                  42,200     3,354,900
  Tandy Corp.                                               9,400       444,150
  Tektronix, Inc.                                          39,200     1,303,400
  Teradyne, Inc.*                                          11,700       796,331
  Texas Instruments, Inc.                                 126,800    10,405,525
  Vantive Corp.*                                           10,000        83,125
  Varian Semiconductor Equipment Associates, Inc.*         33,200       755,300
  VERITAS Software Corp.*                                   9,500       562,875
  Vitesse Semiconductor Corp.*                              6,600       448,800
  Xilinx, Inc.*                                            88,400     6,182,475
                                                                   ------------
                                                                   $130,837,651
-------------------------------------------------------------------------------
  Other - 8.2%
  Best Buy Co., Inc.*                                      15,600  $  1,095,900
  BJ Services Co.*                                         38,700     1,325,475
  Eaton Corp.                                               6,500       637,000
  Hain Food Group, Inc.*                                   18,500       485,625
  Outdoor Systems, Inc.*                                    7,300       235,881
  Tyco International Ltd.                                 329,300    33,362,207
  Wild Oats Markets, Inc.                                  13,600       494,700
                                                                   ------------
                                                                   $ 37,636,788
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $336,566,582)                       $407,451,245
-------------------------------------------------------------------------------

Short-Term Obligations - 7.5%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 9/02/99     $    9,700  $  9,698,653
  Federal Home Loan Mortgage, Corp., due 9/03/99           10,000     9,997,216
  Student Loan Marketing Association, due 9/01/99          14,540    14,540,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 34,235,869
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $370,802,451)                  $441,687,114
Other Assets, Less Liabilities - 3.3%                                14,970,368
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $456,657,482
-------------------------------------------------------------------------------
* Non-income producing security.
See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
---------------------------------------------------------------------------
AUGUST 31, 1999
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $370,802,451)       $441,687,114
  Cash                                                           1,240,166
  Receivable for Fund shares sold                                   99,878
  Receivable for investments sold                               16,293,516
  Interest and dividends receivable                                 45,698
  Other assets                                                       5,164
                                                              ------------
      Total assets                                            $459,371,536
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $    463,706
  Payable for investments purchased                              1,815,199
  Payable to affiliates -
    Management fee                                                  27,951
    Shareholder servicing agent fee                                  3,727
    Distribution and service fee                                   210,140
    Administrative fee                                                 559
  Accrued expenses and other liabilities                           192,772
                                                              ------------
      Total liabilities                                       $  2,714,054
                                                              ------------
Net assets                                                    $456,657,482
                                                              ============
Net assets consist of:
  Paid-in capital                                             $331,850,623
  Unrealized appreciation on investments and translation of
    assets and
    liabilities in foreign currencies                           70,884,576
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               53,992,289
  Accumulated net investment loss                                  (70,006)
                                                              ------------
      Total                                                   $456,657,482
                                                              ============
Shares of beneficial interest outstanding                     30,492,353
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $326,804,751 / 21,857,076 shares of
     beneficial interest outstanding)                           $14.95
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                 $15.86
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $127,023,809 / 8,446,610 shares of
     beneficial interest outstanding)                           $15.04
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,828,922 / 188,667 shares of
     beneficial interest outstanding)                           $14.99
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
------------------------------------------------------------------------------

Net investment loss:
  Income -
    Interest                                                      $  1,859,260
    Dividends                                                        1,501,472
    Foreign taxes withheld                                             (17,881)
                                                                  ------------
      Total investment income                                     $  3,342,851
                                                                  ------------
  Expenses -
    Management fee                                                $  3,202,009
    Trustees' compensation                                              44,187
    Shareholder servicing agent fee                                    456,066
    Distribution and service fee (Class A)                           1,058,870
    Distribution and service fee (Class B)                           1,221,287
    Administrative fee                                                  54,164
    Custodian fee                                                      165,859
    Printing                                                            63,011
    Postage                                                             62,862
    Auditing fees                                                       32,953
    Legal fees                                                           6,608
    Miscellaneous                                                      239,943
                                                                  ------------
      Total expenses                                              $  6,607,819
    Fees paid indirectly                                               (64,499)
                                                                  ------------
      Net expenses                                                $  6,543,320
                                                                  ------------
        Net investment loss                                       $ (3,200,469)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 58,426,964
    Foreign currency transactions                                      (57,171)
                                                                  ------------
      Net realized gain on investments and foreign
        currency transactions                                     $ 58,369,793
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $117,111,005
    Translation of assets and liabilities in
      foreign currencies                                                   (87)
                                                                  ------------
      Net unrealized gain on investments and foreign
        currency translation                                      $117,110,918
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $175,480,711
                                                                  ------------
          Increase in net assets from operations                  $172,280,242
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1999                        1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $ (3,200,469)              $  (4,518,393)
  Net realized gain on investments and foreign currency
    transactions                                                  58,369,793                  73,767,658
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         117,110,918                (139,262,543)
                                                                ------------               -------------
    Increase (decrease) in net assets from operations           $172,280,242               $ (70,013,278)
                                                                ------------               -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $  (35,737,577)              $ (52,766,286)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (13,583,022)                (28,280,294)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (278,421)                   (445,020)
                                                                ------------               -------------
    Total distributions declared to shareholders                $(49,599,020)              $ (81,491,600)
                                                                ------------               -------------
Net increase in net assets from Fund share transactions         $  7,189,745               $  30,663,172
                                                                ------------               -------------
      Total increase (decrease) in net assets                   $129,870,967               $(120,841,706)
Net assets:
  At beginning of period                                         326,786,515                 447,628,221
                                                                ------------               -------------
  At end of period (including accumulated net investment
    loss of $70,006 and $60,189, respectively)                  $456,657,482               $ 326,786,515
                                                                ============               =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                               1999              1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $11.06            $16.81           $13.16           $15.55           $13.41
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment loss                             $(0.08)           $(0.12)          $(0.13)          $(0.08)          $(0.05)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             5.72             (2.49)            5.46             0.58             3.22
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 5.64            $(2.61)          $ 5.33           $ 0.50           $ 3.17
                                                  ------            ------           ------           ------           ------
Less distributions declared to
 shareholders from net realized gain on
 investments and foreign currency
 transactions                                     $(1.75)           $(3.14)          $(1.68)          $(2.89)          $(1.03)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $14.95            $11.06           $16.81           $13.16           $15.55
                                                  ======            ======           ======           ======           ======
Total return(+)                                    54.92%           (18.04)%          43.92%            3.92%           26.12%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.36%             1.38%            1.43%            1.43%            1.46%
  Net investment loss                              (0.57)%           (0.79)%          (0.93)%          (0.56)%          (0.34)%
Portfolio turnover                                   334%              112%              96%             117%             115%
Net assets at end of period (000 omitted)       $326,805          $227,348         $288,227         $207,504         $178,367

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                               1999              1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $11.08            $16.81           $13.14           $15.46           $13.35
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment loss                             $(0.17)           $(0.22)          $(0.23)          $(0.18)          $(0.14)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             5.75             (2.48)            5.47             0.58             3.20
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 5.58            $(2.70)          $ 5.24           $ 0.40           $ 3.06
                                                  ------            ------           ------           ------           ------
Less distributions declared to
 shareholders from net realized gain on
 investments and foreign currency
 transactions                                     $(1.62)           $(3.03)          $(1.57)          $(2.72)          $(0.95)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $15.04            $11.08           $16.81           $13.14           $15.46
                                                  ======            ======           ======           ======           ======
Total return                                       53.89%           (18.52)%          42.95%            3.17%           25.19%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.01%             2.02%            2.11%            2.15%            2.18%
  Net investment loss                              (1.22)%           (1.43)%          (1.60)%          (1.27)%          (1.06)%
Portfolio turnover                                   334%              112%              96%             117%             115%
Net assets at end of period (000 omitted)       $127,024           $97,682         $157,052         $129,858         $199,773

 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------

                                                   YEAR ENDED AUGUST 31,
                                                                                           PERIOD ENDED
                                            -----------------------------------              AUGUST 31,
                                                   1999                    1998                   1997*
-------------------------------------------------------------------------------------------------------
                                                CLASS I
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $11.10                  $16.86                  $13.18
                                                 ------                  ------                  ------
Income from investment operations# -
  Net investment loss                            $(0.03)                 $(0.07)                 $(0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            5.72                   (2.50)                   3.75
                                                 ------                  ------                  ------
      Total from investment operations           $ 5.69                  $(2.57)                 $ 3.68
                                                 ------                  ------                  ------
Less distributions declared to
  shareholders from net realized gain on                                                        $
  investments and foreign currency
  transactions                                   $(1.80)                 $(3.19)                   --
                                                 ------                  ------                  ------
Net asset value - end of period                  $14.99                  $11.10                  $16.86
                                                 ======                  ======                  ======
Total return                                      55.45                 %(17.72)%                 27.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.01%                   1.02%                   1.07%+
  Net investment loss                             (0.21)%                 (0.44)%                 (0.65)%+
Portfolio turnover                                  334%                    112%                     96%
Net assets at end of period (000 omitted)        $2,829                  $1,756                  $2,349

 * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At August 31, 1999, the value of securities loaned was $2,920,362. These loans were collateralized by U.S. Treasury securities of $3,181,260. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $347 and $3,190,652 were reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to paid-in capital, and accumulated net investment loss, respectively, due to differences between book and tax accounting for currency transactions, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $14,244 for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,944 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B, shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $75,738 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares, and will pay to such securities dealers all of the distribution fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24,151 for Class B shares for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $1,852, and $131,551 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                      $    6,043,427   $    7,292,284
                                                --------------   --------------
Investments (non-U.S. government securities)    $1,249,290,260   $1,388,875,316
                                                --------------   --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 374,309,706
                                                                  -------------
Gross unrealized appreciation                                     $  70,583,221
Gross unrealized depreciation                                        (3,205,813)
                                                                  -------------
    Net unrealized appreciation                                   $  67,377,408
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED AUGUST 31, 1999           YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------   ----------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            15,037,594      $ 210,364,788        11,341,138      $ 169,332,850
Shares issued to shareholders in
  reinvestment of distributions         2,778,022         33,286,301         3,802,878         48,562,904
Shares reacquired                     (16,511,548)      (230,622,701)      (11,739,350)      (176,573,117)
                                    -------------      -------------     -------------      -------------
    Net increase                        1,304,068      $  13,028,388         3,404,666      $  41,322,637
                                    =============      =============     =============      =============



Class B Shares
                                          YEAR ENDED AUGUST 31, 1999           YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------   ----------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             2,983,721      $  41,919,434         2,576,959      $  40,213,735
Shares issued to shareholders in
  reinvestment of distributions         1,073,220         12,986,121         2,100,408         26,970,429
Shares reacquired                      (4,428,148)       (61,169,706)       (5,200,681)       (78,070,802)
                                    -------------      -------------     -------------      -------------
    Net decrease                         (371,207)     $  (6,264,151)         (523,314)     $ (10,886,638)
                                    =============      =============     =============      =============



Class I Shares
                                          YEAR ENDED AUGUST 31, 1999           YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------   ----------------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                36,801      $     535,362             8,446      $     129,553
Shares issued to shareholders in
  reinvestment of distributions            23,260            278,422            34,822            445,020
Shares reacquired                         (29,641)          (388,276)          (24,343)          (347,400)
                                    -------------      -------------     -------------      -------------
    Net increase                           30,420      $     425,508            18,925      $     227,173
                                    =============      =============     =============      =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $3,088. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Managed Sectors
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund (one of the series constituting MFS Series Trust I) as of August 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 7, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $41,112,439 AS A CAPITAL GAIN DIVIDEND.

FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 10.99%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third- party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor; Former          Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment     Ellen Moynihan*
Management                                             James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of             ASSISTANT SECRETARY
Surgery, Harvard Medical School                        James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,      State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill - Private Investor                     Deloitte & Touche LLP

Walter E. Robb, III - President and Treasurer,         INVESTOR INFORMATION
Benchmark Advisors, Inc.; President, Benchmark         For MFS stock and bond market outlooks, call toll
Consulting Group, Inc.                                 free: 1-800-637-4458 anytime from a touch-tone
                                                       telephone.
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment     For information on MFS mutual funds, call your
Management                                             financial consultant or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Jeffrey L. Shames* - Chairman, Chief Executive         from 9 a.m. to 5 p.m. Eastern time (or leave a
Officer, and Director, MFS Investment Management       message anytime).

J. Dale Sherratt - President, Insight Resources,       INVESTOR SERVICE
Inc.; Managing General Partner, Wellfleet              MFS Service Center, Inc.
Investments; Chief Executive Officer, Cambridge        P.O. Box 2281
Nutraceuticals                                         Boston, MA 02107-9906

Ward Smith - Former Chairman (until 1994), NACCO       For general information, call toll free:
Industries (holding company)                           1-800-225-2606 any business day from 8 a.m. to
                                                       8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company               For service to speech- or hearing-impaired, call
500 Boylston Street                                    toll free: 1-800-637-6576 any business day from 9
Boston, MA 02116-3741                                  a.m. to 5 p.m. Eastern time. (To use this service,
                                                       your phone must be equipped with a
DISTRIBUTOR                                            Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                    For share prices, account balances, and exchanges,
Boston, MA 02116-3741                                  call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                       anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                     WORLD WIDE WEB
                                                       www.mfs.com
PORTFOLIO MANAGER
Toni Y. Shimura*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

MFS(R) MANAGED SECTORS FUND                                         ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                MMS-2  10/99  41.5M  08/208/808